October 1, 2019

Summary

Prospectus

USAA INTERNATIONAL FUND

Fund Shares (USIFX) ⬛ Institutional Shares (UIIFX) ⬛ Adviser Shares (UAIFX)

⬛R6 Shares (URITX)

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Before you invest, you may want to review the Fund's statutory prospectus, which contains more information about the Fund and its risks.

You can find the Fund's statutory prospectus and other information about the Fund (including the Fund's Statement of Information ("SAI")) online at usaa.com/prospectus.

You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to prospectus@usaa.com. The Fund's statutory prospectus and SAI dated October 1, 2019, are incorporated herein by reference.

You also may obtain this information at no cost from your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

INVESTMENT OBJECTIVE

The USAA International Fund (the "Fund") seeks capital appreciation.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares are based on expenses incurred during the Fund's most recently completed fiscal year.

Shareholder Fees

(fees paid directly from your investment)

Fund	Inst.	Adviser	R6
Shares	Shares	Shares	Shares

None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Fund	Inst.	Adviser	R6
	Shares	Shares	Shares	Shares

Management Fee	0.75%(a)	0.75%(a)	0.75%(a)	0.75%(a)
Distribution and/or
Service (12b-1) Fees	None	None	0.25%	None

Other Expenses	0.32%	0.23%	0.41%	1.28%

Total Annual Fund	1.07%(b)	0.98%(b)	1.41%	2.03%
Operating Expenses

Fee Waiver/
Reimbursement	(0.01%)	None	(0.06%)	(1.18%)

Total Annual Fund
Operating Expenses
after	1.06%(c)	0.98%(c)	1.35%(c)	0.85%(c)
Reimbursement

(a)Victory Capital Management Inc. (the "Adviser") has agreed that no performance adjustment (positive or negative) will be made to the amount payable to the Adviser from July 1, 2019, through June 30, 2020. Thereafter, the management fee may fluctuate based on the Fund's performance relative to a securities market index. See Fund Management section for a description of the performance adjustment.

(b)The expense information in the table has been restated to reflect current fees.

(c)The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.06% of the Fund Shares, 0.99% of the Institutional Shares, 1.35% of the Adviser Shares, and 0.85% of the R6 Shares, through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund's management fee. This agreement may only be terminated by the Fund's Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for each class of shares is not continued beyond its expiration date.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$108	$339	$588	$1,304

Inst. Shares	$100	$312	$542	$1,201

Adviser Shares	$137	$436	$761	$1,682

R6 Shares	$ 87	$431	$897	$2,188

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund's performance.

For the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in equity securities of foreign (including emerging markets) companies. The "equity securities" in which the Fund principally invests are common stocks, depositary receipts, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks including rights and warrants.

The Fund normally will invest its assets in investments that are tied economically to a number of countries throughout the world. However, the Fund may invest a significant percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. The Fund may invest in securities of companies of any size, including mid- and small-cap companies. The Fund uses a combination of quantitative analysis as well as an active bottom-up investment approach to buying and selling investments. A quantitative process is used to systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors also may be considered. Investments are also selected based on fundamental analysis of individual issuers and their potential in light of their financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results.

As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, the Fund invests primarily in foreign securities. There is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks are particularly heightened in this Fund because investments in emerging- market countries generally are more volatile than investments in developed markets. Emerging-market countries are less economically diverse and mature than more developed countries and tend to be politically less stable.

The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions and developments in the countries or regions in which the Fund invests. As such, the Fund's performance could be more volatile than the performance of more geographically diversified funds.

The Fund may invest in securities of companies of any market capitalization and is subject to mid- and small-cap company risk, which is the greater risk of investing in smaller, less well- known companies, as opposed to investing in established companies with proven track records. Mid- and small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has four classes of shares: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. The R6 Shares commenced operations on August 17, 2018, and will not present performance information until the class has had one full year of operations. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares' class volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.

Performance data for the classes varies based on differences in their fee and expense structures. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund's most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART

Annual Returns for Periods Ended December 31

40%
	32.43%

30%	28.10%

	22.07%

20%		18.02%

	9.87%
10%

		0.56% 1.75%
0%

-10%		-5.09%

	-9.81%

-20%	-14.05%

2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
During the periods shown in the chart:					Returns		Quarter ended

Highest Quarter Return					20.90%		September 30, 2009
Lowest Quarter Return					-20.30%		September 30, 2011
Year-to-Date Return					15.69%		June 30, 2019

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or 401(k) plan, the after- tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.

AVERAGE ANNUAL TOTAL RETURNS

For Periods Ended December 31, 2018

	Past	Past	Past	Since	Inception
	1 Year	5 Years	10 Years	Inception	Date

Fund Shares

Return Before Taxes	-14.05%	1.35%	7.29%

Return After Taxes on Distributions	-15.55%	0.45%	6.79%

Return After Taxes on Distributions and Sale of
Fund Shares	-7.04%	1.13%	6.07%

Institutional Shares

Return Before Taxes	-14.00%	1.46%	7.50%

Adviser Shares

Return Before Taxes	-14.29%	1.08%	-	4.93%	8/1/2010

Indexes

MSCI EAFE Index (reflects no deduction for fees,
expenses, or taxes)	-13.79%	0.53%	6.32%	4.72%	8/1/2010*

Lipper International Funds Index (reflects no
deduction for taxes)	-14.94%	0.70%	6.79%	4.66%	8/1/2010*

*The performance of the MSCI EAFE Index and the Lipper International Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation in performance because of the difference.

INVESTMENT ADVISER

Effective July 1, 2019, Victory Capital Management Inc. (the "Adviser") serves as the Fund's investment adviser.

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's RS Investments Developed Markets ("RS Developed Markets") and Trivalent Investments ("Trivalent") investment franchises and its Victory Solutions platform. In addition, Lazard Asset Management LLC ("Lazard") and Wellington Management Company LLP ("Wellington Management") serve as subadvisers to manage all or a portion of the Fund.

SUBADVISERS

Lazard Asset Management LLC ("Lazard")

Wellington Management Company LLP ("Wellington

Management")

PORTFOLIO MANAGERS

Tenure with
	Title	the Fund

U-Wen Kok	Chief Investment Officer, RS	Since July 2019
Developed Markets

Adam Mezan	Portfolio Manager, RS	Since July 2019
Developed Markets

Peter S. Carpenter	Senior Portfolio Manager,	Since July 2019
Trivalent

Jeffrey R. Sullivan	Senior Portfolio Manager,	Since July 2019
Trivalent

Mannik S. Dhillon,	President, VictoryShares and	Since July 2019
CFA, CAIA	Solutions

Wasif A. Latif	Head of Investments,	Since July 2019
VictoryShares and Solutions

Paul Moghtader,	Managing Director, Portfolio	Since 2015
CFA	Manager/Analyst, Lazard

Taras Ivanenko,	Director, Portfolio Manager/	Since 2015
CFA	Analyst, Lazard

Ciprian Marin	Director, Portfolio Manager/	Since 2015
Analyst, Lazard

Craig Scholl, CFA	Director, Portfolio Manager/	Since 2015
Analyst, Lazard

Susanne Willumsen	Managing Director, Portfolio	Since 2015
Manager/Analyst, Lazard

James H. Shakin,	Senior Managing Director and	Since 2015
CFA	Equity Portfolio Manager,
Wellington Management

Andrew M. Corry,	Senior Managing Director and	Since 2015
CFA	Equity Portfolio Manager,
Wellington Management

PURCHASE AND SALE OF SHARES

Fund Shares:

You may purchase or sell Fund Shares any business day through the usaa.com website or by telephone at (800) 235- 8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.

￿Minimum initial purchase: $3,000

￿Minimum subsequent investment: $50

Institutional Shares:

The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million; however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.

Adviser Shares:

Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums in certain circumstances.

R6 Shares:

R6 Shares generally are available only through employer- sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. R6 Shares also are available to endowment funds and foundations. There is no minimum initial investment amount or minimum subsequent investment for R6 Shares. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.

TAX INFORMATION

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

PAYMENTS TO BROKER- DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions in all share classes offered by the Fund except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

9800 Fredericksburg Road

San Antonio, TX 78288

98055-1019